UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada		V6H 3V9
(Address of principal executive offices)		(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On January 21, 2020, Zymeworks issued a press release announcing the filing of a preliminary prospectus supplement in connection with the issuance and sale of 4,924,729 of the Company’s common shares and in lieu of common shares, to a certain investor, pre-funded warrants to purchase up to 1,075,271 common shares (the “Offering”), which was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com (the “Launch Press Release”). Additionally, on January 22, 2020, Zymeworks issued a press release announcing the pricing of the Offering, which was filed with the Canadian securities regulatory authorities in Canada on SEDAR (the “Pricing Press Release”). On January 24, 2020, copies of the Launch Press Release and the Pricing Press Release were furnished to the Securities Exchange Commission (the “SEC”) on a Form 8-K.

Subsequently, on January 27, 2020, Zymeworks issued a press release announcing the closing of the Offering and the exercise in full of the underwriters’ over-allotment option to purchase 900,000 additional shares, which was filed with the Canadian securities regulatory authorities in Canada on SEDAR (the “Closing Press Release”). A copy of this press release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS

On January 27, 2020, Zymeworks filed a material change report regarding the launch, pricing and closing of the Offering, as described in the Launch Press Release, the Pricing Press Release and the Closing Press Release with the Canadian securities regulatory authorities. A copy of this material change report is attached as Exhibit 99.2 hereto.

A copy of the opinion of Blake, Cassels & Graydon LLP relating to the legality of the securities issuable under the underwriting agreement (filed as an Exhibit to Zymeworks’ Current Report on Form 8-K filed on January 24, 2020) is filed as Exhibit 5.1 to this Current Report on Form 8-K and is also incorporated by reference into Zymeworks’ automatic shelf registration statement on Form S-3ASR (No. 333-234517) previously filed with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

5.1	Legal Opinion of Blake, Cassels & Graydon LLP

99.1	Press Release dated January 27, 2020.

99.2	Material Change Report dated January 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: January 27, 2020	By:	/s/ Neil Klompas
	Name:	Neil Klompas
	Title:	Executive Vice President, Business Operations and Chief Financial Officer